UNITED INDUSTRIAL CORPORATION

Notice of Annual Meeting of Shareholders To the Shareholders of United Industrial Corporation:	May 18, 2006

The Annual Meeting of Shareholders of United Industrial Corporation (the “Company”) will be held at the Company’s principal executive offices located at 124 Industry Lane, Hunt Valley, Maryland 21030 on the 18th day of May, at 9:00 a.m., for the following purposes:

1.	to elect six directors to serve until the Annual Meeting of Shareholders in 2007;

2.	to consider and act upon a proposal to approve the 2006 Long Term Incentive Plan;

3.	to consider and act upon a proposal to ratify the appointment of KPMG LLP as independent auditor of the Company for the fiscal year ending December 31, 2006; and

4.	to transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 3, 2006, will be entitled to receive notice of, and vote at, the meeting and any adjournments. See the section of the accompanying proxy statement titled GENERAL INFORMATION ABOUT VOTING, Shareholders Entitled to Vote, for information on where the list of shareholders may be examined.

We cordially invite each shareholder to attend the meeting in person. Whether or not you plan to be present at the meeting, we urge you to mark, date and sign the enclosed proxy card and return it promptly. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience. The giving of this proxy will not affect your right to revoke it and to vote in person if you attend the meeting.

Dated: April 19, 2006	By Order of the Board of Directors Jonathan A. Greenberg Secretary

TABLE OF CONTENTS

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING	1

GENERAL INFORMATION ABOUT VOTING	1

PRINCIPAL SHAREHOLDERS	3

SECURITY OWNERSHIP OF MANAGEMENT	4

PROPOSAL I: ELECTION OF DIRECTORS	5

PROPOSAL II: APPROVAL OF 2006 LONG TERM INCENTIVE PLAN	20

PROPOSAL III: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR	27

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	30

PERFORMANCE GRAPH	30

OTHER MATTERS	31

UNITED INDUSTRIAL CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 18, 2006

This proxy statement and the accompanying proxy card and notice of annual meeting are furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of United Industrial Corporation (the “Company”) to be used in voting at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Company’s principal executive offices located at 124 Industry Lane, Hunt Valley, Maryland 21030 on May 18, 2006, at 9:00 a.m. This proxy statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of shares of common stock of the Company on or about April 19, 2006.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the Annual Meeting, holders of shares of common stock of the Company will be asked to consider and vote upon:

1.	a proposal to elect six directors to serve until the Annual Meeting of Shareholders in 2007;

2.	to consider and act upon a proposal to approve the 2006 Long Term Incentive Plan;

3.	a proposal to ratify the appointment of KPMG LLP as independent auditor of the Company for the year ending December 31, 2006; and

4.	any other business that may properly come before the meeting or any adjournment thereof.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

The accompanying proxy is solicited by, and on behalf of, the Board of Directors of the Company. The Company will bear the expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby. In addition to the solicitation of proxies by use of the mails, the Company and its directors, officers and employees (who will receive no compensation therefore in addition to their regular salaries) may solicit proxies by telephone, telegram, facsimile transmission, the internet or personal interview. The Company will reimburse banks and brokers who hold shares of the Company’s common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. We may also retain a paid proxy solicitor to assist in the solicitation of proxies by mail, telephone or other electronic means, or in person. If retained, we expect the proxy solicitor’s fee would be approximately $15,000 (subject to increase if additional services are requested), plus reasonable expenses relating to the solicitation.

Shareholders Entitled to Vote

Holders of shares of common stock of the Company of record at the close of business on April 3, 2006 are entitled to notice of and to vote at the Annual Meeting and at all adjournments and postponements thereof. The common stock is entitled to one vote per share. The number of shares of common stock outstanding as of April 3, 2006 and entitled to vote is 11,356,543 shares. A list of the Company’s shareholders as of the record date for the Annual Meeting will be available for examination by any shareholder, for purposes germane to the Annual Meeting, during ordinary business hours, for ten days prior to the date of the Annual Meeting at the principal executive offices of the Company. We will have the shareholder list available for inspection at any time during the meeting by any shareholder who is present.

Quorum; Required Vote; Broker Non-Votes; Abstentions

A majority of the outstanding shares of common stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present for the purpose of determining if a quorum is present. Broker non-votes occur when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

A plurality of the votes duly cast on the matter at the Annual Meeting is required for the election of directors. Broker non-votes and abstentions will not have any effect on the election of directors.

The proposals to (1) approve the 2006 Long Term Incentive Plan and (2) ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2006 each require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote. Abstentions will be counted towards the tabulations of votes cast on these proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such a proposal has been approved.

Voting

If you hold shares of common stock of the Company in your name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may vote your shares in person at the Annual Meeting. If your shares of common stock of the Company are held on your behalf by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.

All shares represented by a properly executed proxy given prior to the Annual Meeting will be voted in the manner specified in the proxy. Proxy cards returned without specification will be voted in accordance with the recommendations of the Board of Directors. As to any matters that may come before the meeting other than those specified in the notice of annual meeting and this proxy statement, the proxy holders named in the accompanying proxy card will be entitled to exercise discretionary authority.

Right to Revoke Proxy

Shareholders who execute proxies may revoke them at any time before they are voted through any of the following methods:

•	send written notice of revocation, prior to the Annual Meeting, to the Company’s Secretary, Mr. Jonathan A. Greenberg, at 124 Industry Lane, Hunt Valley, Maryland 21030;

•	sign, date and mail a new proxy card to the Company’s Secretary; or

•	attend the Annual Meeting and vote your shares in person.

Copies of Annual Report to Shareholders

We have mailed a copy of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2005 with these proxy materials. The Company’s Annual Report on Form 10-K is also available without charge upon written request to: United Industrial Corporation, 124 Industry Lane, Hunt Valley, Maryland 21030, Attention: Investor Relations.

Voting Results

Automatic Data Processing, the Company’s independent tabulating agent, will count the votes and act as the Inspector of Election at the Annual Meeting. The Company will publish the voting results in its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2006, which the Company plans to file with the SEC in August 2006.

PRINCIPAL SHAREHOLDERS

To the knowledge of the Company, no person beneficially owned more than 5% of the outstanding shares of common stock of the Company as of April 3, 2006, except as set forth in the following table:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Steel Partners II, L.P. 590 Madison Avenue 32nd Floor New York, New York 10022	1,935,950	(1)	17.0%

Kennedy Capital Management, Inc. 10829 Olive Boulevard St. Louis, MO 63141	927,870	(2)	8.2%

Barclays Bank PLC 1 Churchill Place London XO E14 5HP	602,496	(3)	5.3%

(1)	The information as to Steel Partners II, L.P. (“Steel”) is based upon information furnished in a Schedule 13D/A filed with the Securities and Exchange Commission on September 7, 2005 and a Form 4 filed with the SEC on March 17, 2006. Steel Partners, L.L.C. (“Steel LLC”) is the general partner of Steel and may be deemed to beneficially own the shares owned by Steel. Warren G. Lichtenstein is the sole executive officer and managing member of Steel LLC and may be deemed to beneficially own the shares owned by Steel. Mr. Lichtenstein disclaims any pecuniary interest in the shares owned by Steel, except to the extent of his pecuniary interest in Steel.

(2)	The information as to Kennedy Capital Management, Inc. is based upon information furnished in a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2006.

(3)	The information as to Barclays Bank PLC is based upon information furnished in a Schedule 13G filed with the Securities and Exchange Commission on January 17, 2006.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of April 3, 2006, the number of shares of the Company’s common stock beneficially owned by each of the Company’s directors and executive officers, and by all of the Company’s directors and executive officers as a group. Except as otherwise indicated all shares are owned directly. In addition, all persons named below can be reached at 124 Industry Lane, Hunt Valley, Maryland 21030.

Name of Group	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
Thomas A. Corcoran	15,000		*
Glen M. Kassan	25,000		*
Warren G. Lichtenstein	1,965,950	(3)	17.3%
Robert F. Mehmel	15,000		*
General Richard I. Neal (Retired)	15,000		*
Frederick M. Strader	220,490		1.9%
James H. Perry	99,002
Jonathan A. Greenberg	8,334		*
Stuart F. Gray	1,667		*
All directors and executive officers as a group, consisting of 9 Persons	2,365,443		20.1%

*	Less than 1%.

(1)	The information as to securities owned by directors and executive officers was furnished to the Company by such directors and executive officers and includes units in the Company’s 401(k) plan held by Mr. Perry, which consist of shares of common stock and cash.

(2)	Includes shares that the following persons have the right to acquire within 60 days through the exercise of stock options: Mr. Corcoran, 15,000 shares; Mr. Kassan, 25,000 shares; Mr. Lichtenstein, 30,000 shares; Mr. Mehmel, 15,000 shares; Gen. Neal, 15,000; Mr. Strader, 205,000 shares; Mr. Greenberg, 8,334 shares; Mr. Perry, 93,000 shares; Mr. Gray, 1,667 shares, and all directors and executive officers as a group, 408,001 shares. Each of Messrs. Corcoran and Mehmel will be awarded a fully vested stock option to purchase an additional 5,000 shares under the Company’s 1996 Stock Option Plan for Non-Employee Directors if they are re-elected at the Annual Meeting. This will increase the number of shares beneficially owned by all directors and executive officers as a group by 10,000 shares to 2,375,443, or 20.2%.

(3)	All of such shares are owned by Steel (other than Mr. Lichtenstein’s stock options). Steel LLC is the general partner of Steel and may be deemed to beneficially own the shares owned by Steel. Mr. Lichtenstein is the sole executive officer and managing member of Steel LLC, the general partner of Steel and may be deemed to beneficially own the shares owned by Steel. Mr. Lichtenstein disclaims any pecuniary interest in the shares owned by Steel, except to the extent of his pecuniary interest in Steel.

PROPOSAL I: ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting. These directors will hold office until the 2007 Annual Meeting and until their successors are elected and qualified.

The nominees unanimously recommended by the Board of Directors of the Company are Thomas A. Corcoran, Glen M. Kassan, Warren G. Lichtenstein, Robert F. Mehmel, General Richard I. Neal (Retired) and Frederick M. Strader, each of whom has consented to be so named in this proxy statement and to serve as a director if elected. Mr. Lichtenstein currently serves as a director and the Chairman of the Board of the Company. Messrs. Corcoran, Kassan, Mehmel, Strader and General Neal are also currently directors of the Company. Mr. Strader is the President and Chief Executive Officer of the Company.

Should the nominees become unable to serve or otherwise be unavailable for election, the persons named in the proxy as proxyholders will vote for the election of such persons as the Board of Directors recommends in the place of such nominee. The Board of Directors knows of no reason why the nominees might be unable to serve or otherwise be unavailable for election.

The following table sets forth certain information with respect to each nominee for director.

Name	Age	Principal Occupation	Became Director
Warren G. Lichtenstein	40
Chairman of the Board, Secretary and Managing Member, of Steel Partners, L.L.C., the general partner of Steel Partners II, L.P. (“Steel”), since January 1996 and the President, Chief Executive Officer and a director of Steel Partners, Ltd. (“SPL”), a management and advisory company that provides management services to Steel and its affiliates, since June 1999. Director, BKF Capital Group, Inc., the parent company of John A. Levin & Co., Inc., an investment management firm, since June 2005. Director, WebFinancial Corporation, a consumer and commercial lender, from 1996 to June 2005 and Chief Executive Officer from 1997 to June 2005. Director (currently Chairman of the Board), SL Industries, Inc., a designer and manufacturer of power electronics, power motion equipment, power protection equipment, and teleprotection and specialized communication equipment, since January 2002 and Chief Executive Officer from February 2002 to August 2005. Director, Layne Christensen Company, a provider of products and services for the water, mineral, construction and energy markets, since January 2004. Chairman of the Board, WHX Corporation, a holding company, since July, 2005.
			2001

Name	Age	Principal Occupation	Became Director
Thomas A. Corcoran	61
President, Corcoran Enterprises, LLC, a management consulting firm since January 2001; Senior Advisor to the Carlyle Group, a private global investment firm, since January 2001; President and Chief Executive Officer, Gemini Air Cargo, Inc., a global air cargo company from January 2001 to March 2004; President and Chief Executive Officer, Allegheny Teledyne Incorporated, a specialty materials producer from October 1999 to December 2000; President and Chief Executive Officer of the Space and Strategic Missiles sector of Lockheed Martin Corporation, an advanced technology company, from September 1998 to September 1999; President and Chief Operating Officer of the Electronics sector of Lockheed Martin from April 1995 through September 1998; President of the Electronics Group of Martin Marietta Corporation, a predecessor of Lockheed Martin, from 1993 to 1995; various management positions, including Vice President and General Manager, for the Aerospace segment of General Electric company from 1983 to 1993; Director, L-3 Communications Holdings, Inc., an aerospace and defense company since July 1997; Director, REMEC, Inc., a wireless communications equipment manufacturing company since May 1996; Director, LaBarge Inc., an electronics manufacturing services company; a member of the Board of Trustees of Stevens Institute of Technology.
			2003

Glen M. Kassan	62
Executive Vice President, Steel Partners, Ltd. and its predecessor, a management and advisory company that provides management services to Steel Partners II, L.P., a private investment partnership, and its affiliates, since June 2001, and Vice President of its predecessor from October 1999 through May 2001. Vice President, Chief Financial Officer and Secretary, WebFinancial Corporation, a consumer and commercial lender, since June 2000. Director, SL Industries, Inc. since January 2002, Vice Chairman since August 2005, and President from February 2002 through August 2005. Director, WHX Corporation, a holding company, since July 2005, and Vice Chairman of the Board, Chief Executive Officer and Secretary since September 2005.
			2002

Robert F. Mehmel	43	Executive Vice President, Business Operations & Strategy of DRS Technologies, Inc., a defense electronic products and systems company since January 2001; Director, Corporate Development of Jabil Circuit, Inc., an electronic manufacturing services company from July 2000 to December 2000; Vice President, Planning of L-3 Communications Holdings, Inc. from April 1996 to July 2000.	2004

Name	Age	Principal Occupation	Became Director
General Richard I. Neal (Retired)	63
Military consultant providing mentoring for military officers and staff since September 1999, including Senior Mentor for the U.S. Marine Corps’ Marine Air Ground Task Force Staff Training Program since 2000; President, Audio MPEG, a patent licensing agent since September 2001; Chief Executive Officer of IP Global, a patent licensing agent from September 1998 to December 2001; consultant to several defense-related and technology companies since 2000; Chief Integration Officer for Little Harbor Capital, a venture capital company from 1998 to 2000; Assistant Commandant of the U.S. Marine Corps from 1996 to 1998; Deputy Commander in Chief and Chief of Staff, United States Central Command from 1994 to 1996; Commanding General, 2nd Marine Division from 1993 to 1994.
			2004

Frederick M. Strader	53	President and Chief Executive Officer of the Company since August 2003; Chief Executive Officer since August 2003, President since January 2003, and Chief Operating Officer from January 2003 to August 2003 of AAI Corporation, a wholly-owned subsidiary of the Company (“AAI”); Executive Vice President of AAI and Vice President and General Manager of AAI’s Defense and Services businesses from May 2001 to December 2002; Vice President of United Defense LP, Armament Systems Division, a designer of large caliber armaments for the Navy, Army and Marine Corps, from 1994 to April 2001.	2005

None of the directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, except as set forth above.

There are no family relationships between any director or executive officer of the Company.

Recommendation

The Board of Directors recommends that shareholders vote “for” the election of Messrs. Corcoran, Kassan, Lichtenstein, Mehmel and Strader and General Neal.

Corporate Governance

The Board of Directors of the Company oversees the management of the Company and represents the interests of all of the Company’s shareholders, including optimizing the financial returns and value of the Company over the long term. To satisfy this duty, the directors take a proactive, focused approach to their position and set standards to ensure that the Company is committed to business success through maintenance of the highest standards of responsibility and ethics. The key practices and procedures of the Board of Directors are outlined in the Company’s Corporate Governance Guidelines.

Code of Ethics, Corporate Governance Guidelines and Committee Charters.   The Company adopted a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors (the “Code of Ethics”). The Code of Ethics is publicly available on the Company’s website at www.unitedindustrial.com. Amendments to the Code of Ethics and any grant of a waiver from a provision of the Code of Ethics requiring disclosure under applicable SEC or New York Stock Exchange (“NYSE”) rules will be disclosed on the Company’s website. There were no amendments or waivers of the Code of Ethics during 2005. The

Company’s Corporate Governance Guidelines and charters of its Board of Directors’ Audit Committee, Nominating and Corporate Governance Committee and Compensation and Stock Option Committee are also available on the Company’s website. Hard copies of these materials may also be requested by writing to the Company’s Investor Relations Department at United Industrial Corporation, 124 Industry Lane, Hunt Valley, Maryland 21030.

Non-Management Directors.   The Board of Directors has adopted a policy of regularly scheduled executive sessions where non-management directors meet independent of management. Except for Mr. Strader, the Board of Directors currently consists entirely of non-management directors. At least one executive session per year is to include only the independent non-management directors. Mr. Lichtenstein presides at the executive sessions.

Shareholders of the Company may communicate their concerns to the non-management directors in accordance with the procedures set forth under “Shareholder Communications with Directors,” below.

Attendance at Meetings by Directors.   The Board of Directors of the Company had 14 meetings during 2005. During 2005, each director attended 75 percent or more of the aggregate of (a) the total number of meetings of the Board of Directors held during the period when he was a director and (b) the total number of meetings held by all committees of the Board of Directors on which he served during the period when he was a member.

Each director is expected to attend the Company’s annual meetings. Each director then in office and nominee for election attended the Company’s 2005 Annual Meeting of Shareholders.

Director Independence.   Under the NYSE Corporate Governance Rules (the “NYSE Governance Rules”) a majority of the Board of Directors and each member of the Audit, Compensation and Stock Option and Nominating and Corporate Governance Committees must be independent. The Board of Directors may determine a director to be independent if the director has no disqualifying relationship as defined in the NYSE Governance Rules and if the Board of Directors affirmatively determines that the director has no material relationship with the Company, either directly or as a partner, shareholder, officer or employee of an organization that has a relationship with the Company. Independence determinations are on an annual basis at the time the Board of Directors approves director nominees for inclusion in the annual proxy statement and, if a director joins the Board of Directors between annual meetings, at such time.

Pursuant to the requirements of the NYSE, the Board of Directors adopted Corporate Governance Guidelines that meet or exceed the independence standards set forth in the NYSE Governance Rules. Also, as part of the Company’s Corporate Governance Guidelines, the Board of Directors adopted categorical standards to assist it in evaluating the independence of each of its directors. The categorical standards are intended to assist the Board of Directors in determining whether certain relationships between its directors and the Company or its subsidiaries are “material relationships” for purposes of the NYSE Governance Rules. The categorical standards establish thresholds for determining if relationships are deemed material. The independence standards, including the categorical standards, employed by the Board of Directors in making its independence determinations are set forth in Appendix A to this proxy statement.

In March 2006, the independence of each director was reviewed by the Board of Directors, applying the independence standards set forth in the Company’s Corporate Governance Guidelines. The review considered relationships and transactions, if any, between each director (and his or her immediate family and affiliates) and each of the Company and its management and the Company’s independent auditor.

Based on this review, the Board of Directors affirmatively determined that all of the nominees for director, with the exception of Mr. Strader, are independent as defined in the Company’s Corporate Governance Guidelines and the NYSE Governance Rules. Mr. Strader, if elected, will be considered an inside director because of his position as Chief Executive Officer and President of the Company.

Shareholder Communications with Directors.   Shareholders who wish to communicate with the Board of Directors or with a particular director may send correspondence to the Chairman of the Board, United

Industrial Corporation, P.O. Box 126, Hunt Valley, Maryland 21030-0126. Any communication should clearly specify whether it is made to the entire Board of Directors or to one or more particular director(s). The Company forwards all correspondence directly to the Board of Directors or the particular director(s) to whom the communication is addressed. The Company does not use a screening process with respect to these communications.

Shareholder proposals or nominees for the Board of Directors must be made in accordance with the procedures set forth in the Company’s Bylaws and described under “OTHER MATTERS, Proposals of Shareholders” below and not the procedures set forth in the preceding paragraph.

Compensation Committee Interlocks and Insider Participation.    The current members of the Compensation and Stock Option Committee are Messrs. Corcoran and Lichtenstein and General Neal (Retired). No member of the Company’s Compensation and Stock Option Committee is a current or former officer or employee of the Company. There were no interlocks or insider participation between any member of the Board of Directors or the Compensation and Stock Option Committee and any member of the board of directors or compensation committee of another company.

Committees of the Board of Directors

The Company has an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation and Stock Option Committee. Each of these committees is described below.

Audit Committee.    The Audit Committee consists of Mr. Kassan, who has chaired the committee since October 2003, Mr. Corcoran, who has been a member since October 2003, and Mr. Mehmel, who has been a member since April 2004. The Board of Directors has determined that each Audit Committee member is independent under the NYSE Governance Rules. In addition, each committee member meets the independence requirements for audit committee membership under the rules of the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviewed its charter in March 2006 to ensure its compliance with the Sarbanes-Oxley Act of 2002, the rules of the SEC and the NYSE listing standards relating to corporate governance and audit committees. The Audit Committee reviews and reassesses its charter on an annual basis. The Board has determined that Mr. Kassan is an “audit committee financial expert” as defined under SEC rules. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. As part of its duties, the Audit Committee appoints and discharges the independent auditor for the Company, approves any audit and non-audit services by the independent auditor, analyzes the reports of the independent auditor, and makes recommendations concerning these issues to the Board of Directors as it deems advisable. The Audit Committee has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with maintaining the auditor’s independence. There were 16 Audit Committee meetings held in 2005.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of Mr. Mehmel, who has chaired the committee since April 2004, Mr. Kassan and Mr. Lichtenstein, who have both been members since October 2003, and General Neal, who has been a member since June 2004. The Board of directors has determined that each Nominating Committee member is independent under the NYSE Governance Rules. The Nominating Committee operates under a written charter adopted by the Board of Directors. The Nominating Committee reviewed its charter in March 2006 to ensure its compliance with the Sarbanes-Oxley Act of 2002, the rules of the SEC and the NYSE listing standards relating to corporate governance and nominating committees. The Nominating Committee reviews and reassesses its charter on an annual basis. The Nominating Committee is responsible for overseeing the Company’s corporate governance and recommending to the Board of Directors corporate governance guidelines appropriate for the Company. The Nominating Committee also considers and makes recommendations to the Company’s Board of Directors with respect to the size and composition of the Board of Directors and its committees and with respect to potential candidates for membership on the Board of Directors. The Nominating Committee met two times in 2005.

In seeking to identify, recruit and recommend to the Board of Directors candidates for directorships, the Nominating Committee is guided by the principal that each director should:

•	be an individual of high character, integrity and ethical standards;

•	be accomplished in his or her respective field, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available and an expressed willingness to spend the time necessary to prepare for and attend meetings of the Board of Directors and, as applicable, participate in committee work;

•	be able to work with the other members of the Board of Directors, participate in committee work, as applicable, and contribute to the success of the Company; and

•	represent the long-term interests of the Company’s shareholders as a whole.

The Nominating Committee evaluates each nominee on his or her individual merits, including an assessment of a candidate’s judgment, experience, age and skills, including, among other things, an understanding of relevant technologies and experience with both domestic and international markets. In screening candidates, the Nominating Committee also considers the composition of the Board of Directors as a whole, including whether the Board of Directors reflects the appropriate balance of independence, sound judgment, business specialization, and other desired qualities, as well as the criteria set forth in the Company’s Corporate Governance Guidelines or as otherwise established by the Board of Directors.

The Nominating Committee will consider shareholder recommendations of candidates for nomination to the Board of Directors delivered to the Company, together with the information required to be filed in a proxy statement with the SEC regarding director nominees and each such nominee consents to serve as a director if elected, no later than the deadline for submission of shareholder proposals set forth in the section of this proxy statement entitled “OTHER MATTERS, Proposals of Shareholders.” The Nominating Committee’s policy is to consider nominations to the Board of Directors from shareholders who comply with the procedures set forth in the Company’s Bylaws relating to the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at the Company’s Annual Meeting of Shareholders. The Nominating Committee will evaluate those nominees using the same criteria used to evaluate candidates recommended by Nominating Committee members, other directors and members of management. Shareholders wishing to submit a recommendation to the Nominating Committee for consideration should follow the procedures for submitting shareholder recommendations below under “OTHER MATTERS, Procedures for Recommending Director Candidates to the Nominating and Corporate Governance Committee.”

Compensation and Stock Option Committee.    The Compensation and Stock Option Committee (the “Compensation Committee”) consists of Mr. Corcoran, who has chaired the committee since October 2003, Mr. Lichtenstein, who has been a member since October 2003, and General Neal, who has been a member since June 2004. The Board of Directors has determined that each Compensation Committee member is independent under the NYSE Governance Rules. In addition, all of the members qualify as “non-employee” directors within the meaning of the rules of the SEC and “outside” directors within the meaning set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee operates under a written charter adopted by the Board of Directors. The Compensation Committee reviewed its charter in March 2006 to ensure its compliance with the Sarbanes-Oxley Act of 2002, the rules of the SEC and the NYSE listing standards relating to corporate governance and compensation committees. The Compensation Committee reviews and reassesses its charter on an annual basis. The Compensation Committee determines the compensation of the Company’s chief executive officer and makes recommendations to the Board of Directors regarding non-CEO executive and other management compensation. The Compensation Committee met eight times in 2005.

Compensation of Directors

During 2005, directors received an annual cash retainer of $30,000 per year and $1,250 for each board meeting attended. Mr. Kassan, Mr. Corcoran and Mr. Mehmel received a $5,000 fee as Chairman of the Audit Committee, the Compensation Committee and the Nominating Committee, respectively. Each member of the Audit, Compensation and Nominating Committees receives $1,000 for each committee meeting attended.

All directors are eligible to participate in the Company’s medical and dental plans available to employees generally on the same basis as employees generally. Mr. Corcoran currently participates in this medical plan. Non-employee directors also receive formula grants under the Company’s 1996 Stock Option Plan for Non-employee Directors, as amended (the “1996 Plan”). Pursuant to the 1996 Plan, each Eligible Director (as defined in the 1996 Plan) is granted an option to purchase 15,000 shares of common stock upon his initial appointment to the Board of Directors, exercisable at the market price (as determined under the 1996 Plan) of the Company’s common stock on the date of grant. Options granted since April 2004 under the 1996 Plan expire five years after the date of grant. Options granted prior to April 2004 under the 1996 Plan expire ten years after the date of grant. All options granted under the 1996 Plan become exercisable in three equal installments, on the date of grant and on the dates of the first and second annual meeting of shareholders following the date of grant. Thereafter, each Eligible Director receives further automatic grants of an option to purchase 15,000 shares of common stock on the date of the third annual shareholders’ meeting following the date of the last grant under the 1996 Plan, provided the director is an Eligible Director in office immediately following the annual meeting.

In connection with the adoption of the 2006 Long Term Incentive Plan, subject to the approval of such plan by the shareholders of the Company, the Board has amended the 1996 Plan to suspend the automatic formula grants described above, and effective on the date of this year’s annual meeting of the shareholders of the Company, has provided for a final award under the 1996 Plan of a fully vested stock option to purchase 5,000 shares to Messrs. Corcoran and Mehmel. Subject to the approval of the shareholders of the Company, the 2006 Long Term Incentive Plan permits the Board to grant nonqualified stock options to non-employee directors at the time of their election or re-election to serve on the Board. Further, the Board is expected, on the same date, to award an option to purchase 5,000 shares under the 2006 Long Term Incentive Plan to each of Messrs. Corcoran, Mehmel and Lichtenstein and General Neal, which option would vest on the date of the next annual meeting of the shareholders of the Company, subject to continued service through that date. Refer to PROPOSAL II: APPROVAL OF 2006 LONG TERM INCENTIVE PLAN below, for a more detailed summary of the terms of the 2006 Long Term Incentive Plan and the terms of awards that may be granted to non-employee directors under such plan.

Executive Compensation

Summary Compensation Table.    The following table sets forth information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended December 31, 2005, 2004 and 2003 of the chief executive officer and each of the other executive officers of the Company in office during fiscal year 2005 whose annual compensation exceeded $100,000.

	Annual Compensation								Long-Term Compensation Awards
Name and Principal Position	Year	Total($)	Salary($)		Bonus($)		Other Annual Compensation ($)(1)		# Securities Underlying Options		All Other Compensation ($)
Frederick M. Strader* President and Chief Executive Officer of the Company and AAI	2005	1,242,231	411,592		610,000	(2)	13,559	(3)	9,000	(4)	31,310	(5)
	2004	1,044,747	369,720	(6)	305,000	(7)	16,696	(3)	30,000	(8)	17,631	(5)
	2003	1,137,019	308,600		161,843	(7)	16,509	(3)	125,000		16,317	(5)

James H. Perry Vice President, Chief Financial Officer and Controller of the Company and Vice President and Chief Financial Officer of AAI	2005	531,406	274,690		193,499	(7)	32,292	(9)	—		30,925	(10)
	2004	527,334	285,639	(6)	192,084	(7)	23,277	(9)	—		26,334	(10)
	2003	443,547	271,901		86,524	(7)	23,391	(9)	7,500	(11)	24,456	(10)

Jonathan A. Greenberg** Vice President, Secretary And General Counsel of the Company and AAI	2005	514,892	256,148		174,189	(7)	—		3,500	(4)	16,200
	2004	382,594	79,813		53,598	(7)	14,188	(12)	25,000		22,745	(13)
	2003	—	—		—		—		—		—

Stuart F. Gray *** Treasurer of the Company and AAI	2005	259,435	106,782		42,479	(14)	—		3,000	(15)	7,574
	2004	—	—		—		—		5,000
	2003	—	—		—		—		—		—

*	Mr. Strader became President and Chief Executive Officer of the Company on August 1, 2003. Prior to August 1, 2003, Mr. Strader served as the Chief Operating Officer of AAI and the Vice President and General Manager of AAI’s Defense Systems and Engineering Services units.

**	Mr. Greenberg became Vice President, General Counsel and Secretary of the Company and AAI on September 1, 2004.

***	Mr. Gray became Treasurer of the Company and AAI on April 14, 2005.

(1)	The aggregate amount of Other Annual Compensation represents total perquisites that exceed $10,000.

(2)	Represents an award of $410,000 under the Company’s 2005 Management Incentive Plan and a $200,000 discretionary bonus.

(3)	Includes $9,547, $12,900, and $12,588 in reimbursed car expenses and car allowance for personal use for 2005, 2004 and 2003, respectively.

(4)	The Compensation Committee granted these options on March 27, 2006 for work performed in 2005.

(5)	Includes an annual benefits accrual of $24,310, $11,131 and $10,317 for 2005, 2004 and 2003, respectively, under the Company’s retirement plan.

(6)	The salary amounts for each of Messrs. Strader and Perry for 2004 include amounts that were earned by such officers in 2003 but not paid to them until January 2004 as a result of the Company’s payroll schedule in 2003 and 2004. Also excludes auto allowance of $12,000 and $10,000 for Messrs. Strader and Perry, respectively, reported under Salary in the 2004 proxy statement and now reported under Other Annual Compensation for 2004.

(7)	Represents an award under the Company’s Management Incentive Plan.

(8)	The Compensation Committee granted these options to Mr. Strader on March 10, 2005 for work performed in 2004.

(9)	Includes $12,385, $11,185, $11,005 in reimbursed car expenses and car allowance for personal use for 2005, 2004, and 2003, respectfully, and $16,147, $8,548, $8,717 in reimbursed medical expenses and medical insurance premiums for 2005, 2004 and 2003, respectfully.

(10)	Includes an annual benefits accrual of $21,592, $18,209 and $16,956 for 2005, 2004 and 2003, respectively, under the Company’s retirement plan.

(11)	The Compensation Committee granted these options on February 27, 2004 for work performed in 2003.

(12)	Includes $12,972 in tax gross up payments.

(13)	Represents $22,745 in reimbursed relocation expenses reported in the 2004 proxy statement under Other Annual Compensation.

(14)	Represents an award of $32,479 under the Company’s Management Incentive Plan and a $10,000 sign-on bonus paid in connection with the commencement of Mr. Gray’s employment with the Company.

(15)	The Compensation Committee granted these options on March 14, 2006 for work performed in 2005.

Option Grants in 2005.    The following table sets forth information concerning options granted during 2005 to each named executive officer.

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	5%($)	10%($)
Frederick M. Strader	30,000	(1)	14.02%	$32.79	March 10, 2010	271,778	600,559
James H. Perry	—		—	—	—	—	—
Jonathan A. Greenberg	—		—	—	—	—	—
Stuart F. Gray	5,000	(1)	2.34%	$31.31	April 11, 2010	34,892	85,027

(1)	One-third of the options become exercisable the first anniversary of the date of grant, an additional one-third of the options become exercisable on the second anniversary of the date of grant, and the balance of the options become exercisable on the third anniversary of the date of grant.

Aggregate Option Exercises in 2005 and 2005 Option Values

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable (E)/ Unexercisable (U)		Value of Unexercised In-the-Money Options at Fiscal Year End Exercisable (E)/ Unexercisable(U)
Frederick M. Strader	0	0	195,000	(E)	4,916,950	(E)
			30,000	(U)	257,400	(U)
James H. Perry	0	0	102,500	(E)	3,094,260	(E)
			5,000	(U)	119,700	(U)
Jonathan A. Greenberg	0	0	8,334	(E)	96,841	(E)
			16,666	(U)	193,659	(U)
Stuart F. Gray	0	0	(E)		(E)
			5,000	(U)	50,300	(U)

Employment Agreements and Related Transactions.   Mr. Strader serves as President and Chief Executive Officer of the Company and AAI pursuant to an employment agreement dated June 18, 2003, that provides for a salary at the annual rate of $340,000 and participation in all life insurance, medical, retirement, pension or profit sharing, disability or other employee benefit plans generally made available to other executive officers of the Company or AAI. The employment agreement was effective as of August 1, 2003 for an initial term of one year, subject to automatic renewal for up to two additional one year terms unless either party gives notice of non-renewal to the other at least 60 days prior to the end of the initial term or any renewal term. The employment agreement may be terminated prior thereto by the Company for cause or by Mr. Strader with good reason. Pursuant to the employment agreement, Mr. Strader is eligible to participate in the Company’s Management Incentive Plan, with a targeted incentive award of 50% of his base salary and a maximum award equal to 200% of the targeted amount. On August 1, 2003, in accordance with his employment agreement, Mr. Strader received an option to purchase 125,000 shares of the Company’s common stock pursuant to the terms of the 1994 Stock Option Plan, at $16.76 per share, the fair market value of the common stock as of the date of the grant. One-third of the stock options vested on August 1, 2003, 2004 and 2005. If the Company terminates the employment of Mr. Strader without cause (as defined in the employment agreement) or Mr. Strader terminates his employment for good reason (as defined in the employment agreement), Mr. Strader will be entitled to (a) 150% of his annualized base salary, plus (b) an incentive compensation award equal to 50% of the amount specified in (a) above, payable over a period of 18 months following the termination date of the employment agreement (or, at Mr. Strader’s option following a change of control, a lump sum). Pursuant to the employment agreement, Mr. Strader will be entitled to receive on the closing date of a change of control of the Company (as defined in the employment agreement) an amount equal to 50% of his base salary.

Prior to its expiration on February 28, 2004, Mr. Perry was employed by the Company pursuant to an employment agreement, amended as of January 2, 2003, that provided for a salary at the annual rate of $200,720, adjusted as of January 1, 2002 to $262,600, and participation in all life insurance, medical, retirement, pension or profit sharing, disability or other employee benefit plans generally made available to other executive officers of the Company (and at least equal to those provided to Mr. Perry in 2002). Since the expiration of his employment agreement with the Company, Mr. Perry has continued as an executive officer of the Company on an at-will basis. Pursuant to provisions of the employment agreement that survived its expiration, Mr. Perry is eligible to receive discretionary salary increases and to participate in the Company’s Management Incentive Plan, with a targeted incentive award of 45% of his base salary and a maximum award equal to 200% of the targeted amount. Pursuant to these continuing provisions, if the Company terminates the employment of Mr. Perry without cause (as defined in the employment agreement), or if Mr. Perry terminates his employment for good reason (as defined in the employment agreement), Mr. Perry will also be entitled to (a) 150% of his annualized base salary, plus (b) an incentive compensation award equal to 35% of the amount specified in (a) above, payable over a period of 18 months following cessation of employment. The benefits and severance provisions also survived the expiration of the employment agreement. Pursuant to an agreement dated as of April 10, 2002, Mr. Perry is entitled to receive on the closing date of a change of control of the Company (as defined in the agreement) an amount equal to 50% of his base salary.

Mr. Greenberg commenced employment with the Company on September 1, 2004, pursuant to an employment agreement dated August 17, 2004 that provides for a salary at the annual rate of $250,016. Under the employment agreement, Mr. Greenberg received options under the Company’s 2004 Stock Option Plan exercisable for up to 25,000 shares of the Company’s common stock, at $29.75 per share, the fair market value of the common stock on September 1, 2004, the date of grant. These options become exercisable in thirds on the first, second and third anniversaries of the date of grant. The employment agreement also entitles Mr. Greenberg to participate in the Company’s Management Incentive Plan, with a targeted incentive award of 40% of his base salary and a maximum award equal to 200% of the targeted amount. Mr. Greenberg is also entitled to participate in all other benefit plans generally available to the senior management of the Company. If the Company terminates the employment of Mr. Greenberg without cause (as defined in the employment agreement) or Mr. Greenberg resigns for good reason (as defined in the employment agreement) within six months of a change of control (as defined in the Company’s 2004 Stock Option Plan), Mr. Greenberg is entitled to continuation of his then current salary and benefits (minus applicable withholdings and deductions) for a period of 12 months.

Mr. Gray commenced employment with the Company on April 11, 2005, pursuant to an employment agreement dated March 14, 2005 that provides for a salary at the annual rate of $150,000. Under the employment agreement, Mr. Gray received options under the Company’s 2004 Stock Option Plan exercisable for up to 5,000 shares of the Company’s common stock, at $31.31 per share, in excess of the fair market value on April 14, 2005, the date of grant. These options become exercisable in thirds on the first, second and third anniversaries of the date of grant. The employment agreement also entitles Mr. Gray to participate in the Company’s Management Incentive Plan, with a targeted incentive award of 20% of his base salary and a maximum award equal to 200% of the targeted amount, and with any such award for 2005 to be appropriately pro rated. Mr. Gray is also entitled to participate in all other benefit plans generally available to the senior management of the Company. In the event of a change in control within the first two years of Mr. Gray’s employment and Mr. Gray is not offered a position at his equivalent level or is asked to move more than 50 miles from Hunt Valley, Maryland, Mr. Gray is entitled to receive 26 weeks of severance payments upon termination of his employment with the Company.

Retirement Benefits.   All employees of the Company and its subsidiaries are eligible to participate in the Company’s Retirement Plan, a cash balance plan (the “Retirement Plan”), upon commencement of employment. In accordance with the Retirement Plan, a participant’s accrued benefit includes the actuarial equivalent of the participant’s accrued benefit under the applicable predecessor defined benefit plan as of December 31, 1994 plus annual allocations based upon a percentage of salary and interest earned on such participant’s account thereafter. The Retirement Plan also has options for early retirement and alternative forms of payment, including lump sum benefits and benefits for surviving spouses. The estimated annual benefit to be provided by the Company’s Retirement Plan and payable to Messrs. Strader, Perry, Greenberg, and Gray, commencing at normal retirement age, are $8,555.81, $33,816.89, $3,353.14, and $1,016.26, respectively.

RETIREMENT PLAN POTENTIAL ANNUAL PAYMENTS AND BENEFITS

Name	Plan name	Number of years credited service(#)	Normal retirement age(#)	Estimated normal retirement age benefit($)	Early retirement age(#)	Estimated early retirement annual benefit($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Strader	UIC	5	65	8,555.81	55	3,837.28
Perry	UIC	11	65	33,816.89	55	15,166.87
Greenberg	UIC	1	65	3,353.14	55	1,503.88
Gray	UIC	1	65	1,016.26	55	455.79

Management Incentive Plan.    On March 8, 2006, the Compensation Committee approved payments of $410,000, $193,499, $174,189 and $32,479 to Messrs. Strader, Perry, Greenberg and Gray, respectively, pursuant to the Company’s Management Incentive Plan (“MIP”) for the year ended December 31, 2005.

The MIP is a variable cash-based incentive plan designed to focus management’s attention on performance factors important to the continued success of each business unit and the Company overall. The MIP is administered by each subsidiary of the Company, after approval by the Company.

Participants in the MIP are selected senior managers in a position to significantly affect the performance of their business unit. These are generally managers with responsibility across an entire business unit (i.e., headquarter executives, product line and other general program managers, and selected functional managers). Base salary for such employees is established using competitive comparisons. The target incentive compensation, a percent of base salary, is similarly determined, thus ensuring the competitiveness of the Company’s total target compensation.

Annual incentive awards may range from zero to 200% of the target incentive compensation. The target incentive percent varies from 10% to 50% of the participant’s base salary, depending on the participant’s salary grade. The target incentive compensation is based upon a combination of individual performance and business performance. The weighting of these factors can vary from one business unit to another, reflecting the relative importance of business to individual performance for that business unit during any year.

The business performance is based upon financial performance measures that are important to the business unit. Budgets, as well as past and expected future performance results, are criteria used in setting business performance targets. The business performance objectives for all participants are reviewed and approved by the Company’s chief executive officer.

The individual performance objectives are important personal objectives directly related to the participant’s major responsibilities. For example, those objectives could include such areas as market and/or customer share improvement; cost improvements; product development; pricing; inventory levels; introduction or improvement of products, processes or systems; health, safety and environmental performance; or management development. The individual performance objectives for all participants are mutually agreed to by the participant and his or her manager.

To determine an employee’s incentive compensation, both performance factors are rated and weighted according to the predetermined split. The two results are totaled and multiplied by the participant’s base salary to determine the incentive compensation. If the requisite performance objectives are not realized, no incentive compensation is paid to the participant.

The business and individual performance objectives for the Company’s chief executive officer, Frederick Strader, are reviewed and approved by the Compensation Committee. For the year ended December 31, 2005, the business and individual performance objectives for each of Messrs. Strader, Perry, Greenberg and Gray were either met or exceeded.

Compensation and Stock Option Committee Report

The following report of the Compensation Committee shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

Under its charter, the Compensation Committee is responsible for assisting the Board of Directors in overseeing the Company’s management compensation philosophy and policies, including determining and approving the compensation of the Company’s chief executive officer, determining and recommending to the Board of Directors appropriate compensation levels for the Company’s other executive officers, evaluating officer and director compensation plans, policies and programs, and reviewing equity compensation programs for employees and exercising discretion in the administration of such programs. The Compensation Committee is composed of three independent members of the Board of Directors. The Compensation Committee consists of Messrs. Corcoran (who serves as Chairman) and Lichtenstein and General Neal.

Compensation Philosophy.    The programs adopted by the Compensation Committee are intended to link compensation to the Company’s financial performance and to growth in shareholder value. The Company’s compensation program applicable to all of its executive officers is based on three primary elements:

•	base salary compensation;

•	annual cash incentive compensation; and

•	long-term incentive compensation.

Base Salary Compensation.    The base salaries for the executive officers are determined based upon the responsibilities of the position, the experience level and performance of the individual and the competitive conditions within the industry. The Company and the Compensation Committee consider the compensation paid to executive employees of other companies in the defense industry and related industries from both a national and geographic perspective. These companies represent a broader group than the peer group of publicly-traded defense companies used for comparison of the five-year cumulative returns under “Performance Graph,” below. When adjusting base salaries for individual executive officers in 2006, the Compensation Committee considered the financial performance of the Company in 2005, the performance of the individual executive officer, any changed duties and responsibilities and the base salaries paid to individuals in comparable positions in other companies.

Annual Incentive Compensation.    The Compensation Committee recommends to the Board of Directors yearly incentive awards for executive officers and other key employees annually pursuant to the Company’s MIP. The Compensation Committee establishes a financial pool based upon the extent to which the Company and/or subsidiary meets or exceeds performance against performance measures set for each respective unit. These measures generally include, but are not limited to, return on investment, profit, cash flow and quality improvement. Awards for individuals generally are based on a combination of business unit and individual performance. Participants are assigned a target award percentage (stated as a percentage of base salary) reflecting his or her level of responsibility. If a certain threshold is not realized, the incentive is not paid. At its meeting on March 8, 2006, the Compensation Committee reviewed the performance of the Company and Messrs. Perry, Greenberg and Gray relative to financial and strategic goals established in March 2005 under the Company’s MIP, and determined that they had earned an incentive compensation bonus of $193,499, $174,189 and $32,479, respectively, for 2005.

Long-Term Incentive Compensation.    The Company’s long-term incentive plan for 2005 was comprised of stock option awards under the 2004 Stock Option Plan, administered by the Compensation Committee. Both the Company’s management and the Compensation Committee believe that significant stock ownership in the Company links the economic interests of shareholders and management and is, therefore, a major incentive for management. The 2004 Stock Option Plan expires on April 8, 2014. The number of shares authorized for issuance pursuant to awards under the 2004 Stock Option Plan is 600,000, of which 217,500 shares remained available for issuance on March 30, 2006. During 2005, the Compensation Committee granted Mr. Gray an option to purchase 5,000 shares of common stock, in connection with his employment with the Company, under the 2004 Stock Option Plan. In March 2006, the Compensation Committee granted an option to purchase 3,000 shares of common stock to Mr. Gray and 3,500 shares of common stock to Mr. Greenberg under the 2004 Stock Option Plan for work performed in 2005. The Compensation Committee determines the size of any option grant under the 2004 Stock Option Plan based upon the Compensation Committee’s perceived value of the grant to motivate and retain the individual executive, the level of long-term incentive practices within comparable companies, and the individual executive’s responsibilities and overall performance.

All options granted under the 2004 Stock Option Plan were granted at not less than fair market value on the date of grant and generally become exercisable in equal annual installments over three years.

In January 2006, the Company engaged an independent executive compensation consultant to assist the Compensation Committee with its consideration of a long term incentive plan for certain executive officers, including Mr. Strader, and key employees. The consultant advised the Compensation Committee on various approaches used to motivate achievement of long term goals and to retain executive officers and key employees consistent with the Company’s industry. The Compensation Committee also considered comparable compensation information for executive officers and key employees at other companies similar to the Company’s size provided by the consultant. Based in part on management’s recommendation, the Compensation Committee determined to approve and recommend to the Board of Directors for approval, a long term incentive plan consisting of cash and stock option awards based on consecutive, but not overlapping, three-year cycles. The initial three-year cycle commences January 1, 2006 and ends December 31, 2008. The cash award component is tied to the achievement of predetermined performance goals for revenue growth measured against the Company’s three-year operating plan, and predetermined goals for return on invested capital. Awards under the cash incentive component are payable based on final results for the three-year award cycle and are contingent based upon achievement of the predetermined goals and continued employment. The stock option awards will be made annually and are designed to tie reward and incentive to future improvements in share value.

On March 30, 2006, subject to approval of the shareholders of the Company, the Board of Directors approved a 2006 Long Term Incentive Plan as recommended by the Compensation Committee. Refer to PROPOSAL II: APPROVAL OF 2006 LONG TERM INCENTIVE PLAN, below, for a more detailed summary of the terms of the 2006 Long Term Incentive Plan and the terms of the awards that may be granted. If approved by the shareholders of the Company, this 2006 Long Term Incentive Plan will be the source of future equity-based awards to employees, consultants and non-employee directors. This plan also will be the source of long-term cash-based performance awards, including awards intending to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

In connection with the adoption of the 2006 Long Term Incentive Plan by the Board, the Compensation Committee approved cash-based performance awards in respect of the initial three-year performance cycle. The goals of the program are to create focus on key long-term objectives over time while creating a retention vehicle to ensure management continuity in key functional areas. These cash-based performance awards are intended to satisfy Code Section 162(m), and are also subject to the approval of the 2006 Long Term Incentive Plan by the shareholders of the Company.

Chief Executive Officer Compensation.   At its meeting on March 8, 2006, the Compensation Committee reviewed the performance of the Company and Mr. Strader relative to financial and strategic goals established in March 2005 under the Company’s MIP, and determined that he had earned an incentive compensation bonus of $410,000 for 2005. In September 2005, the Compensation Committee increased Mr. Strader’s annual salary from $400,000 to $450,000. The Compensation Committee believes that this rate of annual salary and incentive compensation is consistent with Mr. Strader’s job performance and the prevailing competitive marketplace for similarly experienced executives at similar companies, based on information provided by the independent outside compensation consultant. The Compensation Committee increased Mr. Strader’s annual salary and awarded Mr. Strader a discretionary bonus of $200,000 in September 2005 in recognition of the Company’s improved financial performance since 2003 and the strong performance of Mr. Strader over the preceding 12 months.

In March 2005, the Compensation Committee awarded Mr. Strader an option to purchase 30,000 shares of common stock for work performed in 2004. In March 2006, the Compensation Committee awarded Mr. Strader an option to purchase 9,000 shares of common stock for work performed in 2005. All options granted to Mr. Strader were granted under the 2004 Stock Option Plan at fair market value on the date of grant and generally become exercisable in equal annual installments over three years.

Tax Deductibility of Compensation.   With certain exceptions, Section 162(m) of the Code limits the Company’s deduction for compensation paid (in any form, including compensation treated as paid in the form of stock options) to certain executive officers in excess of $1 million per executive per taxable year. One exception to this limit on deductibility applies to certain performance-based compensation, provided that such compensation has been approved by shareholders in a separate vote and certain other requirements are met. The 2004 Stock Option Plan was approved by the shareholders in 2004 to provide the Company with the ability to grant stock options that will be treated as performance-based compensation under Section 162(m) of the Code. The 2006 Long Term Incentive Plan is being submitted for shareholder approval so that stock options and other performance awards issued thereunder can qualify as performance-based compensation under Section 162(m).

Compensation and Stock Option Committee
Thomas A. Corcoran, Chairman
Warren G. Lichtenstein
General Richard I. Neal (Retired)

PROPOSAL II: APPROVAL OF 2006 LONG TERM INCENTIVE PLAN

PROPOSAL FOR THE APPROVAL OF THE
UNITED INDUSTRIAL CORPORATION 2006 LONG TERM INCENTIVE PLAN

The Board of Directors has adopted the United Industrial Corporation 2006 Long Term Incentive Plan (the “Plan”) in order to enhance the profitability and value of the Company for the benefit of its shareholders by enabling us to offer eligible employees, consultants and non-employee directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s shareholders. The Board’s adoption of the Plan is subject to the approval of the Company’s shareholders, including the material terms of the performance goals under the Plan.

The affirmative vote of the holders of at least a majority of the outstanding shares of the Company’s common stock present or represented by proxy and entitled to vote at the annual meeting is required to approve the Plan. The Board recommends that the shareholders vote “for” the approval of the Plan.

The following description of the Plan is a summary and is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix B.

Administration.   The Plan is administered by a committee, which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required, a non-employee director as defined in Rule 16b-3 of the Exchange Act, an outside director as defined under Section 162(m) of the Internal Revenue Code and an independent director as defined under Section 303A.02 of the NYSE Listed Company Manual (the “Committee”); provided that with respect to the application of the Plan to non-employee directors, the Plan will be administered by the Board or a duly authorized committee of the Board satisfying the above requirements (and references to the Committee include the Board (or authorized committee) for this purpose). Currently, the Compensation Committee of the Board serves as the Committee under the Plan for purposes of employee and consultant awards, and the Board serves as the Committee under the Plan for purposes of awards to non-employee directors.

The Committee has full authority to administer and interpret the Plan, to grant discretionary awards under the Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of common stock to be covered by each award and to make all other determinations in connection with the Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards are set forth in written agreements that are consistent with the terms of the Plan. Awards under the Plan may not be made on or after the tenth anniversary of its approval by the Company’s shareholders, except that awards (other than stock options) that are intended to be “performance based” under Section 162(m) of the Code will not be made after the fifth anniversary of the Plan’s approval by the Company’s shareholders unless the performance goals are reapproved by the shareholders.

Eligibility and Types of Awards.   All of the Company’s employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, stock appreciation rights, performance shares, restricted stock, other stock-based awards and performance-based cash awards. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Internal Revenue Code) are eligible to be granted incentive stock options under the Plan.

Available Shares.   The aggregate number of shares of common stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted may not exceed 1,787,204 shares, which may be either authorized and unissued common stock or common stock held in or acquired for the treasury of the Company. This aggregate number of shares includes 1,034,704 shares in respect of awards previously granted under the Company’s other equity incentive plans that will be transferred to and assumed by this Plan, 218,166 shares currently available and previously authorized by the Company’s shareholders under those prior equity plans’ reserves, and a reserve of 534,334 additional shares. Any shares of common stock that are subject to awards other than “appreciation awards” (including restricted stock, performance shares or certain other stock-based awards) will be counted against this limit as three shares for every share granted. In general, if awards under the Plan are for any reason cancelled, forfeited, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Plan.

The maximum number of shares of common stock with respect to which any stock option, stock appreciation right or shares of restricted stock that are subject to the attainment of specified performance goals, and intended to satisfy Section 162(m) of the Internal Revenue Code, and that may be granted under the Plan during any fiscal year to any eligible employee or consultant will be 50,000 shares (per type of award). The total number of shares of common stock with respect to all awards that may be granted under the Plan during any fiscal year to any eligible employee or consultant will be 50,000 shares. There are no annual limits on the number of shares of common stock with respect to an award of restricted stock that are not subject to the attainment of specified performance goals to eligible employees or consultants. The maximum value at grant of common stock with respect to any award of performance shares to an eligible employee or consultant during any fiscal year is $2,500,000. The maximum payment that may be made to an eligible employee or consultant under any performance-based cash award with respect to any fiscal year and subject to the attainment of specified performance goals will be $5,000,000. The foregoing individual share limits are cumulative. To the extent that shares of common stock for which awards are permitted to be granted during a fiscal year are not covered by an award in a fiscal year, the number of shares of common stock available for awards to the employee or consultant will automatically increase for the subsequent fiscal years during the Plan’s term until used.

The maximum number of shares of common stock with respect to which any stock option (other than incentive stock options), stock appreciation right or other stock-based award that may be granted under the Plan during any fiscal year to any non-employee director will be 25,000 shares (per type of award). The total number of shares of common stock with respect to all awards that may be granted under the Plan during any fiscal year to any non-employee director will be 25,000 shares.

The Committee may appropriately adjust the above individual maximum share limitations, the aggregate number of shares of common stock available for the grant of awards and the exercise price of an award to reflect any change in our capital structure or business by reason of certain corporate transactions or events.

Awards that are granted and outstanding on, or prior to, the effective date of the Plan under the Company’s 1994 Stock Option Plan, as amended, 1996 Stock Option Plan for Non-Employee Directors, as amended or 2004 Stock Option Plan will be transferred to and assumed by the Plan on the effective date of the Plan, subject to the Plan’s share reserves and adjustment provisions. Those awards will otherwise continue to be governed by the terms of the applicable agreement in effect at the time the awards are so assumed and transferred. The aggregate number of shares of common stock reserved and available for grant under the Plan specified above is inclusive of, and not in addition to, the outstanding grants under those prior plans and the available share reserves under the prior plans. Upon the effectiveness of the Plan, no further awards will be granted under those prior plans.

Awards Under the Plan.   The following types of awards are available under the Plan:

Stock Options for Employees and Consultants.   The Committee may grant nonqualified stock options to employees and consultants, and incentive stock options to eligible employees, to purchase shares of common stock. The Committee will determine the number of shares of common stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an incentive stock option granted to a 10% shareholder), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of the common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion, subject to a minimum one-year vesting condition (as described below). Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee.

Stock Options for Non-Employee Directors.   The Committee may grant nonqualified stock options to non-employees directors to purchase up to 5,000 shares of common stock as of the date of the annual meeting of the shareholders of the Company at which the director is elected or re-elected to serve (but exclusive of the annual meeting of the shareholders at which the Plan may be approved by the Company’s shareholders if such director has previously been awarded a stock option under the 1996 Stock Option Plan for Non-Employee Directors that is not yet fully vested immediately following the Plan’s effective date). The term of each such stock option may not exceed 10 years, the exercise price of such stock option may not be less than the fair market value of the common stock at the time of grant, and the stock option will become fully vested and exercisable at the next annual meeting of the shareholders of the Company that occurs after the date of grant subject to the director’s continuous service through that date. However, such director options shall become fully vested and exercisable in the event of a change in control of the Company during the director’s period of service. Such director options will be exercisable for a period of one year following termination of service as a director unless for cause (as defined in the Plan), in which case the option will be immediately cancelled. Upon exercise of the option, payment of the exercise price must be made in the manner described above for employee options.

Stock Appreciation Rights.   The Committee may grant stock appreciation rights (“SARs”) either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SARs”). A SAR is a right to receive a payment in common stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the common stock on the date of grant in the case of a Non-Tandem SAR. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock.   The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) of the Internal Revenue Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, included in Appendix B hereto and discussed in general below.

Performance Shares.   The Committee may award performance shares. A performance share is the equivalent of one share of common stock. The recipient of a grant of performance shares will specify one or more performance criteria to meet within a specified period determined by the Committee at the time of grant. The performance goals for performance shares will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, included in Appendix B hereto and discussed in general below. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of common stock or any combination thereof.

Other Stock-Based Awards.   The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the Plan that are payable in cash or denominated or payable in or valued by shares of common stock or factors that influence the value of such shares. The Committee shall determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Internal Revenue Code and/or a minimum vesting period. The performance goals for performance-based other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, included in Appendix B hereto and discussed in general below.

Performance-Based Cash Awards.   The Committee may, subject to limitations under applicable law, make a grant of individual target awards either alone or in tandem with stock options, SARs or restricted stock under this Plan to employees and consultants that are contingent upon the satisfaction of certain pre-established performance goals that are reached within a specified performance period, each of which, together with any other terms and conditions, shall be determined by the Committee in its sole discretion at the time of grant. At the time the performance goals are established, the Committee will prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the performance goals during the calendar year. The Committee may, in its sole discretion, elect to pay a participant an amount that is less than the participant’s individual target award regardless of the degree of attainment of the performance goals; provided that, with respect to a performance period in which a change in control occurs, the performance goals in respect of such performance period shall be deemed satisfied in full as of the date of such change in control and eligible employees and consultants who are participants at the time of the change in control shall be deemed to have attained a pro rata portion of their individual target awards. The performance goals for performance-based cash awards will be based on one or more of the objective criteria set forth on Exhibit A to the Plan, included in Appendix B hereto and discussed in general below.

Performance Goals.   The Committee may grant awards of restricted stock, performance shares, performance-based cash awards and other stock-based awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code. These awards may be granted, vest and be paid based on attainment of specified performance goals established by the Committee. These performance goals will be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the Committee:

•	earnings per share, depreciation and amortization, earnings before interest and taxes;

•	gross profit, gross profit return on investment;

•	gross margin, gross margin return on investment;

•	operating income, net income, cash flow, economic value added;

•	revenue growth;

•	working capital;

•	specified objectives with regard to limiting the level of increase in all, or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;

•	return on equity, assets or capital;

•	return on invested capital;

•	net revenues;

•	gross revenues;

•	total shareholder return;

•	fair market value of the shares of the common stock;

•	the growth in the value of an investment in the common stock assuming the reinvestment of dividends; or

•	reduction in expenses.

To the extent permitted by law, the Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including:

•	restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges;

•	an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

•	a change in accounting standards required by generally accepted accounting principles.

Performance goals may also be based on individual participant performance goals, as determined by the Committee, in its sole discretion.

In addition, all performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Minimum Vesting Condition.   All awards under the Plan must be granted subject to a minimum one-year vesting condition, other than in the case of the participant’s death during the one-year period or in the case of a change in control, if applicable, as described below.

Change in Control.   Unless otherwise determined by the Committee at the time of grant or in a written employment agreement, awards subject to vesting and/or restrictions will accelerate and vest, or restrictions will lapse, upon a change in control (as defined in the Plan) of the Company. In addition, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the excess of the price of the Company’s common stock paid in a change in control over the exercise price of the award(s), or (iii) cancelled if the price of the Company’s common stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Amendment and Termination.   Notwithstanding any other provision of the Plan, the Board may at any time amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant, and provided further that the approval of our shareholders will be obtained to the extent required by Delaware law, Sections 162(m) and 422 of the Internal Revenue Code, the New York Stock Exchange Listed Company Manual or the rules of such other applicable stock exchange, as specified in the Plan.

Miscellaneous.   Awards granted under the Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences.   The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options.   In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

If the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or such recipient disposes of the common stock acquired upon exercise of the incentive stock option within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options.   A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant, unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the common stock. Subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

All Options.   With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding the $1,000,000 limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company.

In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other executive officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of the plan under which the options are granted is approved by shareholders and is administered by a committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to options.

The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code.

Future Plan Awards.   Other than stock option grants to non-employee directors expected to be made in respect of 5,000 shares of common stock upon their election or re-election to the Board, as described above, because future awards under the Plan will be based upon prospective factors including the nature of services to be rendered by prospective key employees and officers of, advisors and independent consultants to, the Company or its affiliates, and directors who are neither officers nor employees of the Company or its affiliates, and their potential contributions to the success of the Company, actual awards cannot be determined at this time.

New Plan Benefits.

The Compensation Committee has awarded cash-based performance awards under the Plan that are intended to comply with the exception for performance-based compensation under Section 162(m) of the Code (subject to approval by stockholders of the Plan) to the Company’s Chief Executive Officer and other executive officers (for whom executive compensation information is provided under the section entitled “Executive Compensation”). The performance period for these awards is a three-year period commencing January 1, 2006 and ending December 31, 2008, and payment for these awards is expected to be made by March 15, 2009. Special rules apply in the event a change in control of the Company occurs during the performance period. Performance goals were established based on revenue growth and return on invested capital thresholds, and individual target awards for covered executives were established. Actual award payouts to covered executives, if any, will be a percentage of the individual’s target award, based on the degree of attainment of the performance goals during the performance period.

The table below presents the individual target awards for the cash-based performance awards granted (subject to approval by stockholders of the Plan) to the Company’s Chief Executive Officer and other executive officers (for whom executive compensation information is provided under the section entitled “Executive Compensation”):

Name and Position	Three-year Individual Target Award
Frederick M. Strader — President and Chief Executive Officer	$1,409,067
James H. Perry — Vice President, Chief Financial Officer and Controller of the Company and Vice President and Chief Financial Officer of AAI	$605,232
Jonathan A. Greenberg — Vice President, General Counsel and Secretary	$496,658
All Executive Officers as a Group	$2,510,957
Non-Employee Directors as a Group	0
Non-Executive Officer Employees as a Group	$3,806,409

The affirmative vote of the holders of at least a majority of the outstanding shares of our common stock present or represented by proxy and entitled to vote at the annual meeting is required to approve the plan. The Board recommends that the shareholders vote “for” the approval of the plan.

Equity Compensation Plan Information

The following table provides information as of March 31, 2006 for compensation plans under which equity securities may be issued.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders	1,005,370	$25.80	278,166
Equity Compensation Plans Not Approved by Security Holders	0	0	0
Total	1,005,370	$25.80	278,166

PROPOSAL III: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee has appointed KPMG LLP (“KPMG”) as independent auditor, to audit the Company’s consolidated financial statements for the year ending December 31, 2006. It is proposed that the shareholders ratify the appointment of KPMG as independent auditor of the Company for the year ending December 31, 2006. KPMG has been the independent auditor of the Company since April 2004. It is expected that a representative of KPMG will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. If the shareholders do not ratify the appointment of KPMG, the Audit Committee will reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different auditing firm at any time during the year if the Audit Committee believes such change is in the best interests of the Company and the shareholders.

Recommendation

The Board of Directors recommends that the shareholders vote “for” the ratification of the appointment of KPMG as independent auditor of the Company for the year ending December 31, 2006. A favorable vote of a majority of the shares present in person or represented by proxy and entitled to vote is required to approve this proposal.

Fees for 2005 and 2004

The table below sets forth the aggregate fees paid by the Company for audit, audit-related, tax and other services provided by KPMG during the fiscal years ended December 31, 2005 and 2004.

	2005	2004
Audit fees	$928,000	$735,000
Audit-related fees	$98,000	$276,000
Tax fees	$70,000	$55,000
All other fees	$0	$0
Total	$1,096,000	$1,066,000

Audit fees included fees for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q. Audit fees also included fees for statutory audits of certain subsidiaries and services that were provided in connection with other statutory and regulatory filings or engagements, including consents related to SEC filings.

Audit-related fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. These services included accounting consultations regarding the application of generally accepted accounting principles related to proposed or actual transactions impacting the Company’s financial statements and advice, consultations and audits in connection with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002, and services related to the issuance of the Company’s 3.75% Convertible Notes, due 2024, the filing and maintenance of the effectiveness of a Registration Statement on Form S-3 filed with the SEC relating to the resale of the notes and underlying shares of common stock by the holders thereof, and potential acquisitions.

Tax fees consisted of fees for consultations with respect to research and development tax credits.

Policy on Audit Committee Pre-Approval of
Audit and Non-Audit Services Performed
by the Independent Auditors

The Audit Committee has adopted a policy for pre-approval of audit and non-audit services to be provided to the Company by any independent public or certified public accountant. Unless the type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee. Pursuant to this policy, the Audit Committee will approve the provision by the Company’s independent auditor of only those non-audit services deemed permissible under the federal securities laws and any applicable rule or regulation of the SEC and/or the Public Company Accounting Oversight Board. The Audit Committee may delegate to its Chairman the authority to pre-approve otherwise permissible non-audit services, provided that any decision made pursuant to such delegation must be presented to the full Audit Committee for informational purposes at its next scheduled meeting. During 2005, all services provided by KPMG were pre-approved by the Audit Committee in accordance with this policy.

Change in Accountants

Based on a decision of the Company’s Audit Committee, on April 5, 2004, the Company engaged KPMG as the Company’s independent accountants to audit the Company’s consolidated financial statements for the year ended December 31, 2004. Ernst & Young, who had been engaged as the Company’s principal independent accountants since 1962, was dismissed on such date.

Ernst & Young’s reports on the Company’s consolidated financial statements during the two-year period ended December 31, 2003 did not contain an adverse opinion or disclaimer, nor were such reports qualified or modified as to uncertainty, audit, scope or accounting principles. In addition, during the two-year period ended December 31, 2003, and the subsequent interim period preceding the dismissal of Ernst & Young, the Company did not have any disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

During the two-year period ended December 31, 2003, and the subsequent interim period preceding the dismissal of Ernst & Young, there were no “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. “Reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

During the two-year period ended December 31, 2003, and the subsequent interim period prior to KPMG’s engagement, neither the Company nor anyone on its behalf consulted KPMG regarding either the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, nor has KPMG provided to the Company a written report or oral advice regarding such principles or audit opinion.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2005. The information in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee is responsible for assisting the Board of Directors in overseeing (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualification and independence of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (iv) performance of the Company’s internal audit function and independent auditor.

The Audit Committee is composed of three independent members of the Board of Directors: Messrs. Kassan (who serves as Chairman), Corcoran and Mehmel.

The Audit Committee has reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 with the Company’s management and the Company’s independent auditor, KPMG. The Company’s management is responsible for the financial statements and the reporting process, including the system of internal controls over financial reporting. The independent auditor is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee also has reviewed and discussed with management, the internal auditor and KPMG, management’s report, and KPMG’s report and attestation, on the operating effectiveness of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

In addition, the Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. Further, the Audit Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditor the auditor’s independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

Audit Committee
Glen M. Kassan, Chairman
Thomas A. Corcoran
Robert F. Mehmel

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and any persons who own more than ten percent of the Company’s common stock to file reports of initial ownership of the Company’s common stock and subsequent changes in that ownership with the SEC. Such persons are also required, pursuant to the rules promulgated by the SEC, to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5s were required, the Company believes that during 2005 all Section 16(a) filing requirements were complied with.

PERFORMANCE GRAPH

The following Performance Graph shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

The graph below compares the total returns which an investor would have earned assuming the investment of $100 on December 31, 2000 in the Company’s common stock, the Russell 2000 Value Index, a former constructed peer group index and a new peer group index. The old constructed peer group index consists of Cubic Corporation, EDO Corporation, Sparton Corporation, DRS Technologies, Inc. and Engineered Support Systems, Inc. Due to a variety of business acquisitions and changes in the defense business environment in recent years, the Company believes the old constructed peer group index is not the best ongoing comparative group. Therefore, the Company selected the Space Aerospace and Defense Index (“SPADE”) which is a published index consisting today of 59 companies, including the Company. This index may be found at www.spadeindex.com, or within the American Stock Exchange symbol “ˆDXS”. The old constructed peer group index has been weighted in accordance with the stock market capitalization of each of the component corporations.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
AMONG UNITED INDUSTRIAL CORPORATION, RUSSELL 2000 INDEX,
FORMER CONSTRUCTED PEER GROUP INDEX AND NEW PEER GROUP INDEX

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in the Company’s common stock, Russell 2000 Value Index, the old constructed peer group index and SPADE.

*Cumulative total return assumes reinvestment of dividends.

[Source: Hemscott, Inc.]

OTHER MATTERS

The Board of Directors knows of no business to come before the meeting other than as stated in the notice of annual meeting of shareholders. Should any business other than that set forth in the notice properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their judgment on such matters.

Proposals of Shareholders

Any proposals that shareholders intend to present for a vote of shareholders at the 2007 Annual Meeting of Shareholders and that such shareholders desire to have included in the Company’s proxy statement and proxy relating to that meeting must be sent to the Company’s principal executive offices, marked to the attention of the Secretary of the Company, and be received by the Company at such offices on or before December 18, 2006, which date is 120 calendar days prior to the anniversary of the date of this proxy statement.

In addition, the Company’s Bylaws provide for the content and timing of notice, which shareholders must provide the Company’s Secretary for the nomination of directors or other proposals to be presented at a shareholders meeting. Pursuant to these provisions, a shareholder’s notice of nomination must be delivered to or mailed to and received by the Secretary of the Company (i) with respect to an election to be held at an annual meeting of shareholders, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of shareholders (or, if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after such anniversary date, not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made); and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be selected at such meeting. Pursuant to these provisions, a shareholder’s proposal must be delivered to or mailed and received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meting is advanced more than 30 days or delayed more than 60 days after such anniversary date, the shareholder’s proposal to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A copy of the pertinent Bylaw provision, which sets forth additional requirements with respect to such notice, is available on request to the Secretary of the Company at the address set forth above.

Procedures for Recommending Director Candidates to the Nominating and Corporate Governance Committee

Shareholders of the Company wishing to recommend director candidates to the Nominating and Corporate Governance Committee must submit their recommendations to the Nominating and Corporate Governance Committee, c/o Chairman, Nominating and Corporate Governance Committee, United Industrial Corporation, 124 Industry Lane, Hunt Valley, Maryland 21030. Submissions should include:

•	the name and address of the shareholder who intends to make the nomination, of all persons or entities acting in concert with the shareholder, and of the person or persons to be nominated;

•	a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	a description of all arrangements or understandings between the shareholder and each nominee and any other person or entities acting in concert with the shareholder (naming such person or entities) pursuant to which the nomination or nominations are to be made by the shareholder;

•	such other information regarding each nominee proposed by the shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated by the Board of Directors;

•	the class and number of shares of the Company that are beneficially owned by the shareholder and all persons or entities acting in concert with the shareholder; and

•	the consent of each nominee to being named in a proxy statement as nominee and to serve as a director of the Company if so elected.

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated April 19, 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and neither the mailing of this proxy statement to shareholders nor the election of the nominees described herein will create any implication to the contrary.

April 19, 2006	By Order of the Board of Directors

Jonathan A. Greenberg Secretary

Appendix A

Definition of Independence (excerpted from the Company’s Corporate Governance Guidelines, the full text of which is available on the Company’s website at www.unitedindustrial.com )

A.    Because it is not possible to anticipate or explicitly provide for all potential conflicts of interest that may affect independence, the Board is responsible for making an affirmative determination that each “independent director” has no material relationship with the Company (other than as a director), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. These determinations will be made annually by the Board prior to the directors standing for re-election to the Board. The Board will consider all relevant facts and circumstances in making a determination of independence. In particular, when assessing the materiality of a director’s relationship with the Company, the Board shall consider the issue not merely from the standpoint of the director, but also from persons or organizations with which the director has an affiliation.

B.    In accordance with the rules of the New York Stock Exchange, a director will not be independent if, within the preceding three years, any of the following relationships exist:

(i)    the director is, or has been an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company;

(ii)    the director has received, or has an immediate family member who has received, during any twelve-month period more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

(iii)    the director or an immediate family member was a partner of a firm that is the Company’s internal or external auditor;

(iv)    the director is a current employee of a firm that is the Company’s internal or external auditor;

(v)    the director has an immediate family member who was a current employee of a firm that is the Company’s internal or external auditor and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice;

(vi)    the director or an immediate family member was a partner or employee of a firm that is the Company’s internal or external auditor and personally worked on the Company’s audit within that time;

(vii)    the director or an immediate family member was employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or

(viii)    the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

C.    Audit Committee members may not have any direct or indirect financial relationship with the Company other than as directors, and may not be affiliated persons of the Company. Audit Committee members may receive directors’ fees, in the form of cash, stock, stock units, stock options or other in-kind consideration ordinarily available to directors, and fixed amounts of compensation for prior service with the Company.

D.    The Board has established the following additional categorical standards to assist it in determining what constitutes a material relationship:

(i)    if the types of relationships identified in paragraph B above occurred more than three but less than five years ago, the Board will consider whether a material relationship exists;

(ii)    if the types of relationships identified in paragraph B above occurred more than five years ago, it will not be considered a material relationship that would impair a director’s independence;

(iii)    if a relationship of the type described in paragraph B(ii) above exists and the amount involved is less than $100,000, it will not be considered a material relationship that would impair a director’s independence;

(iv)    the following relationships will not be considered material relationships that would impair a director’s independence: (i) the director is an executive officer or employee, or an immediate family member of the director is an executive officer, of a company that does business with the Company and the annual sales to, or purchases from, the Company are less than 1% of the annual revenues of such other company; (ii) the director is an executive officer or employee, or an immediate family member of the director is an executive officer, of a company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than 1% of the total consolidated assets of such other company; and (iii) the director is an executive officer or employee, or an immediate family member of the director is an executive officer, of a charitable organization, and the Company’s charitable contributions to the organization in the prior fiscal year are less than the greater of $500,000 or 1% of that organization’s total annual charitable receipts.

For relationships that exceed the thresholds set forth above, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who are independent.

Direct or indirect ownership of stock of the Company by a director who is otherwise independent will not impair a director’s independence.

E.    To the extent required by law or the rules of the New York Stock Exchange, the Company would explain in its proxy statement the basis for any Board determination that a director was independent despite the fact that he or she did not meet or fit within the categorical standards for a material relationship set forth in paragraph D above.

F.    For purposes of this section, references to (i) the “Company” means the Company and its consolidated subsidiaries and (ii) an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

A-2

Appendix B

United Industrial Corporation
2006 Long Term Incentive Plan

Appendix B

UNITED INDUSTRIAL CORPORATION
2006 LONG TERM INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II
DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1    “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

2.2    “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.3    “Appreciation Award” means any Award under the Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4    “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.5    “Board” means the Board of Directors of the Company.

2.6    “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, dishonesty, or fraud which could cause significant economic injury to the Company; (iii) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7    “Change in Control” has the meaning set forth in Section 14.2.

2.8    “Change in Control Price” has the meaning set forth in Section 14.1.

2.9    “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10    “Committee” means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” as defined under Section 303A.02 of the NYSE Listed Company Manual or such other applicable stock exchange rule; and (b) with respect to the application of this Plan to Non-Employee Directors, (i) the Board or (ii) a committee or subcommittee (which may differ from the committee or subcommittee established for the grant of Awards to employees) comprised of two or more non-employee directors each of whom qualify as a “non-employee director” as defined in Rule 16b-3 and an “independent director” as defined under Section 303A.02 of the NYSE Listed Company Manual. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11    “Common Stock” means the Common Stock, $1.00 par value per share, of the Company.

2.12    “Company” means United Industrial Corporation, a Delaware corporation, and its successors by operation of law.

2.13    “Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

2.14    “Detrimental Activity” means:

(a)    disclosing, divulging, furnishing or making available to anyone at any time, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, either during or subsequent to Participant’s service relationship with the Company or its Affiliates, any knowledge or information with respect to confidential or proprietary information, methods, processes, plans or materials of the Company or any of its Affiliates, or with respect to any other confidential or proprietary aspects of the business of the Company or any of its Affiliate, acquired by the Participant at any time prior to the Participant’s Termination;

(b)    any activity while employed or performing services that results, or if known could reasonably be expected to result, in the Participant’s Termination that is classified by the Company as a termination for Cause;

(c)    (i) directly or indirectly soliciting, enticing or inducing any employee of the Company or of any of its Affiliates to be employed by an person, firm or corporation which is, directly or indirectly, in competition with the business or activities of the Company or any of its Affiliates; (ii) directly or indirectly approaching any such employee for these purposes; (iii) authorizing or knowingly approving the taking of such actions by other persons on behalf of any such person, firm or corporation, or assisting any such person, firm or corporation in taking such action; (iv) directly or indirectly soliciting, raiding, enticing or inducing any person, firm or corporation (other than the U.S. Government or its agencies) who or which is, or at any time from and after the date of grant of the Award was, a customer of the Company or of any of its Affiliates to become a customer for the same or similar products which it purchased from the Company or any of its Affiliates, or any other person, firm or corporation, or approaching any such customer for such purpose or authorize or knowingly approving the taking of such actions by any other person; or

(d)    a material breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement). Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant’s Termination.

For purposes of subsections (a), (c) and (d) above, the Chief Executive Officer of the Company has the authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

2.15    “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16    “Effective Date” means the effective date of this Plan as defined in XVIII.

2.17    “Eligible Employees” means each employee of the Company or an Affiliate.

2.18    “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.19    “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The New York Stock Exchange; or (b) if not traded on any such national securities exchange or The New York Stock Exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.20    “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.21    “GAAP” has the meaning set forth in Section 11.2(c)(ii).

2.22    “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.23    “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.24    “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.25    “Other Stock-Based Award” means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

2.26    “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.27    “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

2.28    “Performance-Based Cash Award” means a cash Award under Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

2.29    “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

2.30    “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.31    “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.32    “Plan” means this United Industrial Corporation 2006 Long Term Incentive Plan, as amended from time to time.

2.33    “Reference Stock Option” has the meaning set forth in Section 7.1.

2.34    “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

2.35    “Restriction Period” has the meaning set forth in Subsection 8.3(a).

2.36    “Retirement” means a voluntary Termination of Employment or Termination of Consultancy at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion, at the time of grant, or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any Termination with or without Cause. With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 50.

2.37    “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.38    “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.39    “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.40    “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.41    “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for a number of shares of Common Stock and/or cash, as determined by the

Committee, equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive a number of shares of Common Stock and/or cash, as determined by the Committee, equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.42    “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.43    “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.44    “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.45    “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.46    “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.47    “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.48    “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.49    “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

ARTICLE III
ADMINISTRATION

3.1    The Committee. The Plan shall be administered and interpreted by the Committee.

3.2    Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; (v) Other Stock-Based Awards, and (vi) Performance-Based Cash Awards, although Non-Employee Directors are not eligible to receive Performance-Based Cash Awards. In particular, the Committee shall have the authority:

(a)    to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)    to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)    to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)    to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)    to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(f)    to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

(g)    to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, subject to, and in accordance with, Section 409A of the Code;

(h)    to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(i)    to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award; and

(j)    to offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made; provided that any such purchase of an Award shall be limited to no more than the fair market value of such Award on the date of purchase.

3.3    Guidelines. Subject to Article XV hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. This Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4    Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5    Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6    Designation of Consultants/Liability.

(a)    The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)    The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7    Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV
SHARE LIMITATION

4.1    Shares.

(a)    General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 1,787,204 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Awards other than Appreciation Awards shall be counted against this limit as 3 shares for every share granted. If any Option, Stock Appreciation Right or Other Stock-Based Award that is an Appreciation Award granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Shares or Other Stock-Based Awards that are not Appreciation Awards granted under this Plan are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Shares or Other Stock-Based Awards that are not Appreciation Awards shall again be available for the purposes of Awards under the Plan, as provided in this Section 4.1(a). If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. In addition, subject to the sentence below, in determining the number of shares of Common Stock available for Awards, if, pursuant to any applicable Committee procedures, Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for payment of the exercise price, or for payment of withholding taxes, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purpose of Awards under this Plan. Notwithstanding anything herein to the contrary, any share of Common Stock that again becomes available for grant pursuant to this Section 4.1(a) shall be added back as one share of Common Stock if such share were subject to an Appreciation Award granted under the Plan and as 3 shares if such share was subject to an Award other than an Appreciation Award granted under the Plan.

(b)    Individual Participant Limitations.

(i)    The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 50,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 50,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii)    The maximum number of shares of Common Stock subject to any Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights or Other Stock-Based Awards which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall be 25,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 25,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(iii)    There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.

(iv)    The maximum value at grant of Performance Shares which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $2,500,000. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.

(v)    The maximum payment under any Performance-Based Cash Award payable with respect to any fiscal year of the Company and for which the grant of such Award is subject to the attainment of Performance Goals in accordance with Section 11.2(c) herein which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $5,000,000.

(vi)    The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2    Changes.

(a)    The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)    Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, extraordinary dividend (whether cash or stock), combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company’s assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company and the Committee determines in its sole discretion that an adjustment is necessary or appropriate under the Plan to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan, then the aggregate number and kind of shares that thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may, in its sole discretion, deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In connection with any event described in this paragraph, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company’s assets or business or any other change affecting the Company’s capital structure or business.

(c)    Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d)    In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights or any Other Stock Based Award that provides for a Participant elected exercise effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options or Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XIV shall apply.

4.3    Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

4.4    Assumption of Awards. Awards that were granted on or prior to the Effective Date under the (i) United Industrial Corporation 1994 Stock Option Plan, as amended, (ii) United Industrial Corporation 1996 Stock Option Plan for Nonemployee Directors, as amended, and (iii) United Industrial Corporation 2004 Stock Option Plan, shall be transferred and assumed by the Plan as of the Effective Date, and shall be subject to this Plan’s share reserves and provisions in respect of adjustments as set forth above in Section 4.1 and 4.2; provided that such Awards shall otherwise continue to be governed by the terms of the applicable agreement in effect prior to such assumption and transfer.

ARTICLE V
ELIGIBILITY AND GENERAL REQUIREMENTS FOR AWARDS

5.1    General Eligibility. All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants are eligible to be granted Awards, subject to the terms and conditions of this Plan. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.2    Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3    General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

5.4    Minimum Vesting Conditions. All Awards other than Cash-Based Performance Awards must be granted subject to a minimum one-year vesting condition, other than in the case of the Participant’s death during that one-year period or in the case of a Change in Control if applicable pursuant to Article XIV.

ARTICLE VI
STOCK OPTIONS

6.1    Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2    Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3    Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:

(a)    Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)    Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)    Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one-year period commencing on the later of the date the Stock Option is exercised or the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d)    Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, The New York Stock Exchange or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)    Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

(f)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(g)    Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(h)    Buyout and Settlement Provisions. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made, provided that such purchase of an Option shall be limited to no more than the fair market value of the Award on the date of such purchase.

(i)    Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(j)    Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII
STOCK APPRECIATION RIGHTS

7.1    Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2    Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)    Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)    Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)    Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).

(d)    Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive the payment determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e)    Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or shares of Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(f)    Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)    Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.

7.3    Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

7.4    Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)    Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)    Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c)    Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one-year period commencing on the later of the date the Non-Tandem Stock Appreciation Right is exercised or the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d)    Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)    Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or shares of Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

(f)    Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5    Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII
RESTRICTED STOCK

8.1    Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above.

8.2    Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)    Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)    Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)    Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the United Industrial Corporation (the “Company”) 2006 Long Term Incentive Plan (the “Plan”) and an agreement entered into between the registered owner and the Company dated                         . Copies of such Plan and agreement are on file at the principal office of the Company.”

(d)    Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3    Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)    Restriction Period.

(i)    The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii)    Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(b)    Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)    Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARICLE IX
PERFORMANCE SHARES

9.1    Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after the later of the date of any vesting of Performance Shares or the date of the Participant’s Termination, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares which had vested in the period referred to above.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of objective performance goals established pursuant to Section 9.2(c) below.

9.2    Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)    Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b)    Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

(c)    Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(d)    Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

(e)    Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)    Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

ARTICLE X
OTHER STOCK-BASED AWARDS

10.1    Other Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

10.2    Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a)    Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)    Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(c)    Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

(d)    Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

(e)    Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XI
PERFORMANCE-BASED CASH AWARDS

11.1    Performance-Based Cash Awards. Performance-Based Cash Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees and Consultants to whom, and the time or times at which, such Awards shall be made, the dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. Notwithstanding anything herein to the contrary, Non-Employee Directors are not eligible to receive Performance-Based Cash Awards. The Committee may also provide for the payment of dollar amount under such Awards upon the completion of a specified Performance Period.

For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s individual target award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that, with respect to a performance period in which a Change in Control occurs, the Performance Goals in respect of such performance period shall be deemed fully satisfied as of the date of such Change in Control, and Eligible Employees who are Participants at the time of such Change in Control shall be deemed to have attained a pro rata portion of their individual target awards, pro rated based on the portion of the performance period that has elapsed from such Eligible Employee’s designation as a Participant in respect of such performance period through the date of such Change in Control.

11.2    Terms and Conditions. Performance-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

(a)    Vesting of Performance-Based Cash Award. At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals established pursuant to Section 11.2(c) are achieved and the percentage of the Participant’s individual target award has been vested and earned.

(b)    Waiver of Limitation. In the event of the Participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

(c)    Objective Performance Goals, Formulae or Standards.

(i)    The Committee shall establish the objective Performance Goals and the individual target award (if any) applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any Performance-Based Award is intended to comply with the provisions of Section 162(m) of the Code, if any provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(ii)    The measurements used in Performance Goals set under the Plan shall be determined in accordance with Generally Accepted Accounting Principles (“GAAP”), except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under Section 162(m) of the Code.

(d)    Payment. Following the Committee’s determination and certification in accordance with subsection (a) above, the Performance-Based Cash Award amount shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in accordance with the terms and conditions of the Award agreement.

ARTICLE XII
TERMINATION

12.1    Termination. The following rules apply with regard to the Termination of a Participant.

(a)    Rules Applicable to Stock Option and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

(i)    Termination by Reason of Death, Disability or Retirement. If a Participant’s Termination is by reason of death, Disability or the Participant’s Retirement, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(ii)    Involuntary Termination Without Cause. If a Participant’s Termination is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(iii)    Voluntary Termination. If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(2) below, or a Retirement), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.

(iv)    Termination for Cause. If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in sub-section (iii) above) or a Retirement after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(v)    Unvested Stock Options and Stock Appreciation Rights. Stock Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b)    Rules Applicable to Restricted Stock, Performance Shares, Other Stock-Based Awards and Performance-Based Cash Awards. Unless otherwise determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Performance Shares, Other Stock-Based Awards or Performance-Based Cash Awards shall be forfeited.

ARTICLE XIII
NON-EMPLOYEE DIRECTOR
STOCK OPTION GRANTS

13.1    Stock Options. The terms of this Article XIII shall apply only to Stock Options granted to Non-Employee Directors.

13.2    Grants. The Committee shall, in its sole discretion, have the authority to grant Non-Qualified Stock Options to each Non-Employee Director as follows: A Non-Qualified Stock Option to purchase up to a maximum of 5,000 shares of Common Stock, as of the date of the annual meeting of the shareholders of the Company at which such Non-Employee Director is elected to serve as such, including any annual meeting of the shareholders of the Company at which such Non-Employee Director is re-elected to serve as such (but exclusive of the annual meeting of shareholders of the Company that occurs on the Effective Date, if such Non-Employee Director has previously been awarded a stock option under a Prior Plan that is not yet fully vested immediately following the Effective Date).

13.3    Terms of Options. Stock Options granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)    Exercise Price. The exercise price per share of Common Stock subject to the Stock Option shall be determined by the Committee at the time of grant; provided that the per share exercise price of a Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)    Stock Option Term. The term of each Stock Option shall be 10 years.

(c)    Exercisability. The Options granted pursuant to Section 13.2(a) shall become fully vested and exercisable on the date of the next annual shareholders meeting of the Company that occurs after the date of grant (a “Vesting Date”), provided that the Non-Employee Director has not experienced a Termination of Directorship prior to such Vesting Date. The Stock Option may thereafter be exercised by the Non-Employee Director, in whole or in part, at any time or from time to time prior to the expiration of the Stock Option as provided herein and in accordance with the Plan, to the extent permitted by law. Upon expiration of the Stock Option, the Stock Option shall be canceled and no longer exercisable. The provisions of the Plan in respect of Detrimental Activity shall not apply to Stock Options granted under this Article XIII.

(d)    Method of Exercise. To the extent permitted by law, a Stock Option may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, The New York Stock Exchange or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Non-Employee Director delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Non-Employee Director based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)    Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

(f)    Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify, extend or renew outstanding Stock Options granted under this Article XIII (provided that the rights of a Non-Employee Director are not reduced without the Non-Employee Director’s consent and provided further than such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Stock Option may not be modified to reduce the exercise price thereof nor may a new Stock Option at a lower price be substituted for a surrendered Stock Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(g)    Other Terms and Conditions. Stock Options granted under this Article XIII may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

13.4    Termination of Directorship. The following rules apply with regard to Stock Options granted under this Article XIII upon the Termination of Directorship:

(a)    Termination of Directorship By Reason of Death, Disability, Retirement or Otherwise. If a Non-Employee Director’s Termination of Directorship is by reason of death, Disability, Retirement or otherwise (other than for Cause), all Stock Options granted under this Article XIII and held by such Non-Employee Director which are exercisable at the time of the Termination of Directorship may be exercised by the Non-Employee Director (or, in the case of death, by the legal representative of the Non-Employee Director’s estate) at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

(b)    Cancellation of Options. Except as provided in (a) above, no Stock Options that were not exercisable as of the date of Termination of Directorship shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship. If a Non-Employee Director’s Termination of Directorship is for Cause, all Stock Options held by the Non-Employee Director shall thereupon terminate and expire as of the date of termination.

13.5    Change in Control. The Stock Options granted to Non-Employee Directors under this Article XIII shall be subject to the provisions of Article XIV of the Plan in the event of a Change in Control, except that the Stock Options granted to Non-Employee Directors under this Article XIII shall become fully vested upon the occurrence of a Change in Control.

13.6    Changes. The Stock Options to Non-Employee Directors under this Article XIII shall be subject to Section 4.2 of the Plan.

ARTICLE XIV
CHANGE IN CONTROL PROVISIONS

14.1    Benefits. In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement or in a written employment agreement between the Company and a Participant, a Participant’s unvested Award shall vest in full and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a)    Awards, whether or not vested by their terms or pursuant to the preceding sentence, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control (other than with respect to vesting pursuant to the preceding sentence) and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(b)    The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 14.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c)    The Committee may, in its sole discretion, provide for the cancellation of any Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award on the date of grant.

(d)    Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

14.2    Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur following any transaction if: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 35% or more of the combined voting power of the then outstanding securities of the Company (or its successor corporation); provided, however, that a merger or consolidation effected solely to implement a recapitalization of the Company shall not constitute a Change in Control of the Company; or (b) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (ii) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

ARTICLE XV
TERMINATION OR AMENDMENT OF PLAN

15.1    Termination or Amendment. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, pursuant to the requirements of the New York Stock Exchange Listed Company Manual, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would:

(a)    increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to Section 4.1 (except by operation of Section 4.2);

(b)    increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);

(c)    change the classification of Eligible Employees or Consultants eligible to receive Awards under this Plan;

(d)    decrease the minimum option price of any Stock Option or Stock Appreciation Right;

(e)    extend the maximum option period under Section 6.3;

(f)    alter the Performance Goals for the Award of Restricted Stock, Performance Shares or Other Stock-Based Awards subject to satisfaction of Performance Goals as set forth in Exhibit A;

(g)    award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(g); or

(h)    require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under the New York Stock Exchange Listed Company Manual, or the rules of any other exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XVI
UNFUNDED PLAN

16.1    Unfunded Status of Plan. This Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XVII
GENERAL PROVISIONS

17.1    Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, The New York Stock Exchange or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

17.2    Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.3    No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

17.4    Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the advance consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

17.5    No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

17.6    Listing and Other Conditions.

(a)    Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)    If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)    Upon termination of any period of suspension under this Section 17.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)    A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

17.7    Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

17.8    Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

17.9    Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

17.10    Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

17.11    No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

17.12    Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

17.13    Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

17.14    Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

17.15    Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

17.16    Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

17.17    Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

17.18    Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XVIII
EFFECTIVE DATE OF PLAN

The Plan shall become effective upon the date it is approved by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

ARTICLE XIX
TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a stock option) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

ARTICLE XX
NAME OF PLAN

This Plan shall be known as “The United Industrial Corporation 2006 Long Term Incentive Plan.”

EXHIBIT A
PERFORMANCE GOALS

To the extent permitted under Code Section 162(m), performance goals established for purposes of the grant or vesting of Awards of Restricted Stock, Other Stock-Based Awards, Performance Shares and/or Performance-Based Cash Awards, each intended to be “performance-based” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals (“Performance Goals”):

(a)    earnings per share;

(b)    operating income;

(c)    net income;

(d)    cash flow;

(e)    gross profit;

(f)    gross profit return on investment;

(g)    gross margin return on investment;

(h)    gross margin;

(i)    working capital;

(j)    earnings before interest and taxes;

(k)    earnings before interest, tax, depreciation and amortization;

(l)    return on equity;

(m)    return on assets;

(n)    return on capital;

(o)    return on invested capital;

(p)    net revenues;

(q)    gross revenues;

(r)    revenue growth;

(s)    total shareholder return;

(t)    economic value added;

(u)    specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

(v)    the fair market value of the shares of the Company’s Common Stock;

(w)    the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; or

(x)    reduction in expenses.

To the extent permitted by Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence which the Committee determines should be appropriately excluded or adjusted, including:

(i)    restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(ii)    an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(iii)    a change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based upon individual Participant performance goals, as determined by the Committee, in its sole discretion.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may:

(a)    designate additional business criteria on which the performance goals may be based; or

(b)    adjust, modify or amend the aforementioned business criteria.

P.O. Box 126
ATTN: CORPORATE SECRETARY
HUNT VALLEY, MD 21030

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by United Industrial Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to United Industrial Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	UNIND1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNITED INDUSTRIAL CORPORATION

Vote On Directors

1.	To elect six directors Nominees: 01) Thomas A. Corcoran 02) Glen M. Kassan 03) Warran G. Lichtenstein 04) Robert F. Mehmel 05) General Richard I. Neal (Retired) 06) Frederick M. Strader		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals						For	Against	Abstain

2.	To consider and act upon a proposal to approve the 2006 Long Term Incentive Plan					☐	☐	☐

3.	To consider and act upon a proposal to ratify the appointment of KPMG LLP as independent auditor of the Company for the year ending December 31, 2006					☐	☐	☐

4.	In their discretion, to act upon such other matters as may properly come before the meeting or any adjournment thereof

PLEASE DATE, SIGN AND RETURN PROXY PROMPTLY
Note:
Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If the signer is a corporation, execute in full corporate name by authorized officer.

	Yes	No
Please indicate if you plan to attend the Annual Meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Proxy

United Industrial Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy for the Annual Meeting of Shareholders — May 18, 2006

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 18, 2006, the undersigned appoints James H. Perry and Jonathan A. Greenberg, or either of them, with full power of substitution, to attend the Annual Meeting of Shareholders of United Industrial Corporation (the “Company”) on May 18, 2006 (the “Annual Meeting”), and any adjournments or postponements thereof, on behalf of the undersigned and to vote all shares that the undersigned would be entitled to vote and to take all actions that the undersigned would be entitled to take if personally present at the Annual Meeting upon the matters set forth below and described more fully in the Company’s Notice of Annual Meeting of Shareholders and its Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is executed but no direction is indicated, this proxy will be voted FOR the election of each nominee for director, FOR the approval of the 2006 Long Term Incentive Plan, FOR the ratification of KPMG LLP as our independent auditor and in the discretion of proxy holder on any other matter that may come before the Annual Meeting or any adjournment or postponement thereof. The individuals named above are authorized to vote in their discretion on any other matters that properly come before the meeting, if no instruction to the contrary is indicated. The undersigned hereby revokes any proxy heretofore given with respect to the Annual Meeting.

Should the undersigned have an account in the Company’s 401(k) Retirement Savings Plan, this proxy represents the number of the Company’s shares allocable to the account, as well as other shares registered in the undersigned’s name. As a participant in the Company’s 401(k) Retirement Savings Plan, the undersigned has the right to direct Fidelity Investment Management Trust Company (“Fidelity”) regarding how to vote the shares of the Company attributable to the account at the Annual Meeting. Voting directions will be tabulated confidentially. Only Fidelity and its affiliates or agents will have access to individual voting direction. Unless otherwise required by law, the shares attributable to the account will be voted as directed; if no direction is made, if this proxy is not signed, or if this proxy is not received by May 15, 2006, the shares attributable to the account will not be voted.

(To be signed on the reverse side.)	SEE REVERSE SIDE